POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP (the "Company") does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or person to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 8th day of February, 2016.

PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP

By: GSAM Gen-Par, L.L.C., as General Partner

By: /s/ Jonathan Snider

Name: Jonathan Snider

Title: Authorized Signatory

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PRIVATE EQUITY PARTNERS 2005 DIRECT LP (the "Company") does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or person to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 8th day of February, 2016.

PRIVATE EQUITY PARTNERS 2005 DIRECT LP

By: GSAM Gen-Par, L.L.C., as General Partner

By: /s/ Jonathan Snider

Name: Jonathan Snider

Title: Authorized Signatory

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PRIVATE EQUITY PARTNERS IX DIRECT LP (the "Company") does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or person to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 8th day of February, 2016.

PRIVATE EQUITY PARTNERS IX DIRECT LP

By: GSAM Gen-Par, L.L.C. as General Partner

By: /s/ Jonathan Snider

Name: Jonathan Snider

Title: Authorized Signatory

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GSCP VI ADVISORS, L.L.C.

By: /s/ Christine Vollertsen

Name: Christine Vollersten

Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GSCP VI OFFSHORE ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GSCP VI OFFSHORE ADVISORS, L.L.C.

By: Christine Vollertsen

Name: Christine Vollertsen

Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS ADVISORS VI, L.L.C. (the "Company") does hereby make, constitute and appoint each of Bruce A. Albert, Andrea Louro DeMar, Yvette Kosic, Rachel E. Parrish, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of April 1, 2008.

GS ADVISORS VI, L.L.C.

By: /s/ Christine Vollertsen

Name: Christine Vollersten

Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN, SACHS MANAGEMENT GP GMBH (the "Company") does hereby make, constitute and appoint each of Roger S. Begelman, Yvette Kosic, Andrea Louro DeMar, Felicia J. Rector, Michael T. Seeley, and Kevin P. Treanor, (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of December 27, 2007.

GOLDMAN, SACHS MANAGEMENT GP GMBH

By: /s/ John E. Bowman

Name: John E. Bowman

Title: Managing Director